UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2005
CLINICAL DATA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-12716 (Commission File Number)	04-2573920 (IRS Employer Identification No.)

One Gateway Center, Suite 411, Newton, Massachusetts (Address of Principal Executive Offices)	02458 (Zip Code)
Registrant’s telephone number, including area code: (617) 527-9933
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Ex-23.1 Consent of PricewaterhouseCoopers LLP

Explanatory Note
     On October 6, 2005, after receipt of shareholder approval at a special meeting of stockholders in lieu of an annual meeting of stockholders, Safari Acquisition Corp., a wholly owned subsidiary of Clinical Data, Inc. (the “Company”), was merged with and into Genaissance Pharmaceuticals, Inc. (“Genaissance”), with Genaissance surviving as a wholly-owned subsidiary of the Company (the “Merger”). The Merger was consummated pursuant to the Agreement and Plan of Merger dated as of June 20, 2005, by and among the Company, Safari and Genaissance, as amended by the First Amendment to Agreement and Plan of Merger, dated as of July 28, 2005.
     This Amendment No. 1 amends and supplements the Current Report on Form 8-K filed by the Company on October 11, 2005. Item 9.01 is hereby amended as follows to include the filing of financial statements and pro forma financial information required by Item 9.01.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
     (i) Audited consolidated balance sheets of Genaissance as of December 31, 2004 and 2003 and the audited consolidated statements of operations and audited consolidated statements of cash flows for the years ended December 31, 2004, 2003 and 2002, including the notes thereto, have been filed with the SEC as part of Genaissance’s Form 10-K for the year ended December 31, 2004 (File No. 000-30981), and are incorporated herein by reference.
     (ii) The unaudited consolidated balance sheet of Genaissance as of June 30, 2005 and
     2004 and the unaudited statements of income and cash flows for the six months ended
June 30, 2005 and 2004 are included in Genaissance’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, and are incorporated herein by reference.
(b) Pro Forma Financial Information.
     (i) The unaudited pro forma condensed combined balance sheet as of June 30, 2005 and the unaudited pro forma condensed combined statement of operations for the year ended March 31, 2005 and the unaudited pro forma condensed combined statement of operations for the three months ended June 30, 2005, including the notes to such pro forma financial statements describing the pro forma adjustments, are included on pages 90 through 96 of Amendment No. 1 to the Company’s registration statement on Form S-4 (File No. 333-127256) filed with the Securities and Exchange Commission on August 29, 2005, and are incorporated herein by reference.
(c) Exhibits.
23.1	Consent of PricewaterhouseCoopers LLP, Genaissance’s independent registered public accounting firm. Filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clinical Data, Inc.

By:
/s/ Caesar J. Belbel
Caesar J. Belbel
Executive Vice President, Chief Legal
Officer and Secretary
DATE: November 9, 2005

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Genaissance’s independent registered public accounting firm. Filed herewith.